UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 15, 2022

HEALTHCARE TRUST OF AMERICA, INC.
HEALTHCARE TRUST OF AMERICA HOLDINGS, LP
(Exact name of Registrant as Specified in its Charter)

(Healthcare Trust of America, Inc.)	Maryland	001-35568	20-4738467
(Healthcare Trust of America Holdings, LP)	Delaware	333-190916	20-4738347
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16435 N. Scottsdale Road, Suite 320 Scottsdale, Arizona 85254	(480) 998-3478
(Address of Principal Executive Office and Zip Code)	(Registrant’s Telephone Number, Including Area Code)
www.htareit.com
(Internet address)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Exchange on Which Registered:
Class A Common Stock, $0.01 par value per share	HTA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

(Healthcare Trust of America, Inc.)	☐	Emerging growth company

(Healthcare Trust of America Holdings, LP)	☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

(Healthcare Trust of America, Inc.)	☐

(Healthcare Trust of America Holdings, LP)	☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 15, 2022, the Company held a special meeting of the stockholders (the “
Special Meeting
”) for the purpose of acting on the following three proposals properly brought before the meeting:

(1)
to approve the issuance of the Company’s shares of class A common stock, $0.01 par value per share (“
Common Stock
”), in connection with the merger (the “
Merger
”), pursuant to the Agreement and Plan of Merger, dated as of February 28, 2022, among Healthcare Trust of America, Inc., Healthcare Trust of America Holdings, LP, Healthcare Realty Trust Incorporated, and HR Acquisition 2, LLC (the “
Company Issuance Proposal
”);

(2)
to approve, in a non-binding advisory vote, the “golden parachute” compensation that may become vested and payable to the Company’s named executive officers in connection with the Merger (the “
Company Golden Parachute Proposal
”); and

(3)
to approve one or more adjournments of the Special Meeting to another date, time, place, or format, if necessary or appropriate, including to solicit additional proxies in favor of the proposal to approve the issuance of shares of Common Stock in connection with the Merger (the “
Company Adjournment Proposal
”).

Company Issuance Proposal

At the Special Meeting, the Company’s stockholders approved the Company Issuance Proposal. Set forth below are the final voting tallies from the Special Meeting relating to the Company Issuance Proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes	% of Votes For (1)	% of Votes Outstanding (2)
186,439,272	1,056,029	308,806	0	99.27%	81.38%

(1)	Total “Votes For” as a percentage of the shares voted on the proposal.
(2)	Total “ Votes For” as a percentage of the total outstanding shares eligible to vote on the proposal.

Company Golden Parachute Proposal

At the Special Meeting, the Company’s stockholders did not approve the Company Golden Parachute Proposal. Set forth below are the final voting tallies from the Special Meeting relating to the Company Golden Parachute Proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes	% of Votes For (3)
54,997,734	131,477,374	1,328,999	0	29.49%

Company Adjournment Proposal

At the Special Meeting, the Company’s stockholders approved the Company Adjournment Proposal. Set forth below are the final voting tallies from the Special Meeting relating to the Company Adjournment Proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes	% of Votes For (3)
172,106,900	15,326,469	370,738	0	91.82%

(3)	Total “Votes For” as a percentage of the shares voted on the proposal.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.

Dated: July 19, 2022	By:	/s/ Peter N. Foss
Name: Peter N. Foss
Title: Interim President and Chief Executive Officer

Healthcare Trust of America Holdings, LP

	By:	Healthcare Trust of America, Inc., its General Partner

Dated: July 19, 2022	By:	/s/ Peter N. Foss
Name: Peter N. Foss
Title: Interim President and Chief Executive Officer

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